OTHER LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
OTHER LONG-TERM ASSETS
OTHER LONG-TERM ASSETS

	2018	2017
Investment in North West Redwater Partnership	$287	$292
North West Redwater Partnership subordinated debt (1)	591	510
Risk management (note 19)	373	204
Other	208	241
	1,459	1,247
Less: current portion	116	79
	$1,343	$1,168

(1)	Includes accrued interest.
Investment in North West Redwater Partnership
The Company's 50% interest in Redwater Partnership is accounted for using the equity method based on Redwater Partnership’s voting and decision-making structure and legal form. Redwater Partnership has entered into agreements to construct and operate a 50,000 barrel per day bitumen upgrader and refinery (the "Project") under processing agreements that target to process 12,500 barrels per day of bitumen feedstock for the Company and 37,500 barrels per day of bitumen feedstock for the Alberta Petroleum Marketing Commission (“APMC”), an agent of the Government of Alberta, under a 30 year fee-for-service tolling agreement.
The facility capital cost ("FCC") budget for the Project is currently estimated to be $9,700 million. The Project is currently in the commissioning phase. During 2013, the Company and APMC agreed, each with a 50% interest, to provide subordinated debt, bearing interest at prime plus 6%, as required for Project costs to reflect an agreed debt to equity ratio of 80/20. To December 31, 2018, each party has provided $439 million of subordinated debt, together with accrued interest thereon of $152 million, for a Company total of $591 million. Any additional subordinated debt financing is not expected to be significant.
Pursuant to the processing agreements, on June 1, 2018 the Company began paying its 25% pro rata share of the debt portion of the monthly cost of service toll, currently consisting of interest and fees, with principal repayments beginning in 2020 (see note 20). The Company is unconditionally obligated to pay this portion of the cost of service toll over the 30-year tolling period. As at December 31, 2018, the Company had recognized $62 million in prepaid service tolls.
As at December 31, 2018, Redwater Partnership had borrowings of $2,333 million under its secured $3,500 million syndicated credit facility, maturing June 2018. During the first quarter of 2018, Redwater Partnership extended $2,000 million of the $3,500 million revolving syndicated credit facility to June 2021. The remaining $1,500 million was extended on a fully drawn non-revolving basis maturing February 2020.
During 2017, Redwater Partnership issued $750 million of 2.80% series J senior secured bonds due June 2027 and $750 million of 3.65% series K senior secured bonds due June 2035.
The assets, liabilities, partners’ equity and equity loss (income) related to Redwater Partnership and the Company’s 50% interest at December 31, 2018 and 2017 were comprised as follows:

	2018		2017
	Redwater Partnership 100% interest	Company 50% interest	Redwater Partnership 100% interest	Company 50% interest
Current assets	$210	$105	$330	$165
Non-current assets	$11,250	$5,625	$10,540	$5,270
Current liabilities	$352	$176	$2,476	$1,238
Non-current liabilities	$10,534	$5,267	$7,810	$3,905
Partners’ equity	$574	$287	$584	$292
Equity loss (income)	$10	$5	$(62)	$(31)